Exhibit 99.1

          Alabama National BanCorporation Announces First Quarter 2005
                  Earnings and Declares Second Quarter Dividend

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--April 20, 2005--Alabama National BanCorporation ("ANB") (NASDAQ/NM:ALAB) today announced record earnings for the quarter ended March 31, 2005 and declared a quarterly cash dividend of $0.3375 per share.
    For the 2005 first quarter, ANB reported earnings of $15.5 million, up 36.9% from the 2004 first quarter. Diluted earnings per share of $0.89 were up 11.6% from the year ago quarter. Diluted cash earnings per share were $0.92, up 12.3% from the 2004 first quarter. Total revenue grew to $63.7 million in the 2005 first quarter, up 21.8% from $52.3 million in the year ago first quarter. Noninterest income represented 26.4% of first quarter 2005 total revenue, down from 33.7% in the 2004 first quarter. ANB's taxable equivalent net interest margin improved to 3.94% for the 2005 first quarter, up 28 basis points from the 2004 first quarter and up 10 basis points from the fourth quarter of 2004.
    "The improvement in our net interest margin, the successful loan growth we experienced, and our continued strong asset quality are all highlights of the first quarter," said John H. Holcomb, III, Chairman and CEO. "We are also proud of the job done by our employees in successfully merging and integrating two subsidiary banks in February and an additional two banks in March. I continue to be enthusiastic about the opportunities we face in our markets and about our employees' potential for success in capitalizing upon these opportunities."
    Total assets at March 31, 2005 were $5.5 billion. Loan growth (excluding loans held for sale) was 17.5% annualized during the 2005 first quarter, while securities purchases were moderate, with ending balances down $5 million from December 31, 2004 levels. Deposits grew at a 15.1% annualized rate from December 31, 2004 to $4.1 billion at March 31, 2005. Quarter-end share owners' equity was $532.8 million, or $31.32 per share, and tangible book value per share was $22.20.
    During the 2005 first quarter, ANB recognized $302 thousand in net charge-offs, or an annualized rate of 0.03% of average loans. Quarter-end nonperforming assets were 0.20% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 750%.
    The Board of Directors of Alabama National today announced a quarterly cash dividend of $0.3375 per share. The dividend is payable July 3, 2005, to stockholders of record at the close of business on June 15, 2005.
    ANB is a bank holding company operating 83 banking locations through eleven bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: First American Bank in north central Alabama; First Citizens Bank in Talladega; Bank of Dadeville; and Alabama Exchange Bank in Tuskegee. Florida subsidiaries are: First Gulf Bank, N.A., in Escambia County, FL and Baldwin County, AL; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

    Conference Call Instructions:

    Alabama National will discuss financial results for the first quarter completed March 31, 2005 as well as its goals and general outlook for the remainder of 2005 in a conference call to be held Thursday, April 21, 2005 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on April 21, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    For live interactive access to the teleconference, please dial 1-800-938-1464 at 9:00 a.m. Central Time on April 21. For those without Internet access, a telephonic replay will be available through May 21 by dialing 1-800-642-1687 and entering Conference ID number 5171424.

    Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.
    This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                    ALABAMA NATIONAL BANCORPORATION
                    Unaudited Financial Highlights
       (in thousands, except per share amounts and percentages)

                                     Three Months Ended
                                         March 31,
                                 -------------------------  Percentage
                                    2005         2004       Change (b)
                                 ----------- ------------- -----------

 Net interest income             $   46,905  $     34,670        35.3%
 Noninterest income                  16,783        17,640        (4.9)
 Total revenue                       63,688        52,310        21.8
 Provision for loan and lease
  losses                              1,544         1,228        25.7
 Noninterest expense                 38,661        34,171        13.1
 Net income before income taxes      23,483        16,911        38.9
 Income taxes                         8,003         5,604        42.8
 Net income                      $   15,480  $     11,307        36.9


 Weighted average common and
  common equivalent shares
  outstanding
    Basic                            17,151        13,927        23.1%
    Diluted                          17,384        14,171        22.7

 Net income per common share
    Basic                        $      .90  $        .81        11.2%
    Diluted                             .89           .80        11.6

 Cash earnings (a)
    Total                        $   16,039  $     11,639        37.8%
    Basic                               .94           .84        11.9
    Diluted                             .92           .82        12.3

 Cash dividends declared on
  common stock                   $    .3375  $      .3125
 Return on average assets              1.17%         1.08%
 Return on average tangible
  assets                               1.20          1.10
 Return on average equity             11.73         13.10
 Return on average tangible
  equity                              16.52         16.71


       Noninterest Income

 Service charge income           $    3,930  $      3,811         3.1%
 Investment services income           1,145         3,907       (70.7)
 Securities brokerage and trust
  income                              4,521         4,099        10.3
 Gain on sale of mortgages            2,670         2,542         5.0
 Gain (loss) on disposal of
  assets                                428           (20)         NM
 Securities gains                        72             -          NM
 Bank owned life insurance              654           727       (10.0)
 Insurance commissions                  795           958       (17.0)
 Other                                2,568         1,616        58.9
                                  ----------  ------------
 Total noninterest income        $   16,783  $     17,640        (4.9)
                                 =========== =============

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful

                                  March 31,   December 31,  Percentage
                                    2005         2004         Change
                                 ----------- ------------- -----------
 Total assets                    $5,471,370  $  5,315,869         2.9%
 Earning assets                   4,970,273     4,841,255         2.7
 Securities (a)                   1,195,422     1,200,407         (.4)
 Loans held for sale                 30,359        22,313        36.1
 Loans and leases, net of
  unearned income                 3,639,617     3,495,701         4.1
 Allowance for loan and lease
  losses                             47,826        46,584         2.7
 Deposits                         4,075,536     3,934,723         3.6
 Short-term borrowings               47,500        30,500        55.7
 Long-term debt                     330,600       393,688       (16.0)
 Stockholders' equity               532,835       529,543          .6

(a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                   As of / For the Three Months Ended
                                  March 31,   December 31,  March 31,
                                    2005         2004         2004
                                 ----------- ------------- -----------
 Nonaccrual loans                $    6,374  $      8,091  $    8,578
 Restructured loans                       -             -           -
 Loans past due 90 days or more
  and still accruing                      0             0           0
 Total nonperforming loans            6,374         8,091       8,578
 Other real estate owned              1,079         1,531       1,008
 Total nonperforming assets           7,453         9,622       9,586
 Total non performing assets as
  a percentage of period-end
  loans and other real estate (a)      0.20%         0.28%       0.31%
 Allowance for loan and lease
  losses                             47,826        46,584      42,392
 Provision for loan and lease
  losses                              1,544           819       1,228
 Loans charged off                      489           639       1,329
 Loan recoveries                        187           501         390
 Net loan and lease losses              302           138         939
 Allowance for loan and lease
  losses as a percentage of
  period-end loans and leases (a)      1.31%         1.33%       1.35%
 Allowance for loan and lease
  losses as a percentage of
  period-end nonperforming loans     750.33        575.75      494.19
 Net losses to average loans and
  leases (annualized)                  0.03          0.02        0.13

 (a) Excludes loans held for sale


              TAXABLE EQUIVALENT YIELDS/RATES

                                          Three Months Ended
                                  March 31,   December 31,  March 31,
                                    2005         2004         2004
                                 ----------- ------------- -----------
 Interest income:
   Interest and fees on loans
    and leases                         6.24%         5.96%       5.65%
   Interest on securities:
         Taxable                       4.17          4.02        3.80
         Non-taxable                   6.24          6.04        6.54
   Total interest earning assets       5.68          5.42        5.17

 Interest expense:
   Interest on deposits                1.85          1.65        1.61
   Interest on short-term
    borrowing                          3.57          2.68        1.63
   Interest on long-term debt          3.63          3.55        3.38
   Total interest bearing
    liabilities                        2.07          1.87        1.73
   Net interest spread                 3.61          3.55        3.44
   Net interest margin                 3.94          3.84        3.66


          STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                  March 31,   December 31,
                                    2005         2004
                                 ----------- -------------
 Stockholders' Equity:
   Equity to assets                    9.74%         9.96%
   Leverage ratio                      8.41          8.44
   Book value per
    common share (a)             $    31.32  $      31.15
   Tangible book value per
    common share (a)(b)               22.20         21.99
   Ending shares outstanding (in
    thousands)                       17,013        16,999

(a) Includes a cumulative mark to market adjustment to equity of $(0.48) and $(0.06) per share at March 31, 2005 and December 31, 2004, respectively.
(b) Total equity reduced by intangible assets divided by common shares outstanding.

                         RECONCILIATION TABLE
       (in thousands, except per share amounts and percentages)

                                     Three Months Ended
                                         March 31,
                                 -------------------------
                                    2005          2004
                                 ----------- -------------
 Net income                      $   15,480  $     11,307
 Amortization of intangibles,
  net of tax                            559           332
 Cash earnings                   $   16,039  $     11,639

 Net income per common share
  - basic                        $     0.90  $       0.81
 Effect of amortization of
  intangibles per share                0.04          0.03
 Cash earnings per common share
  - basic                        $     0.94  $       0.84

 Net income per common share
  - diluted                      $     0.89  $       0.80
 Effect of amortization of
  intangibles per share                0.03          0.02
 Cash earnings per common share
  - diluted                      $     0.92  $       0.82

 Average assets                  $5,365,706  $  4,193,899
 Average intangible assets         (155,411)      (75,040)
 Average tangible assets         $5,210,295  $  4,118,859

 Return on average assets              1.17%         1.08%
 Effect of average intangible
  assets                                .03           .02
 Return on average tangible
  assets                               1.20%         1.10%

 Average equity                  $  535,336  $    347,175
 Average intangible assets         (155,411)      (75,040)
 Average tangible equity         $  379,925  $    272,135

 Return on average equity             11.73%        13.10%
 Effect of average intangible
  assets                               4.79          3.61
 Return on average tangible
  equity                              16.52%        16.71%

                                           As of
                                  March 31,   December 31,
                                       2005          2004
                                 ----------- -------------
 Book value                      $  532,835  $    529,543
 Intangible assets                 (155,099)     (155,682)
 Tangible book value             $  377,736  $    373,861

 Book value per common share     $    31.32  $      31.15
 Effect of intangible assets
  per share                           (9.12)        (9.16)
 Tangible book value per common
  share                          $    22.20  $      21.99



           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
      ----------------------------------------------------------
                 (In thousands, except share amounts)

                                              March 31,   December 31,
                                                 2005         2004
                                             ------------ ------------

Assets
 Cash and due from banks                      $  163,417   $  155,027
 Interest-bearing deposits in other banks         20,141       21,274
 Federal funds sold and securities
  purchased under resell agreements               84,734      100,970
 Trading securities, at fair value                     -          590
 Investment securities (fair values of
  $560,925 and $566,602)                         573,790      568,493
 Securities available for sale, at fair
  value                                          621,632      631,914
 Loans held for sale                              30,359       22,313
 Loans and leases                              3,643,043    3,499,353
 Unearned income                                  (3,426)      (3,652)
                                             ------------ ------------
 Loans and leases, net of unearned income      3,639,617    3,495,701
 Allowance for loan and lease losses             (47,826)     (46,584)
                                             ------------ ------------
 Net loans and leases                          3,591,791    3,449,117
 Property, equipment and leasehold
  improvements, net                              102,247       99,455
 Goodwill                                        144,639      144,396
 Other intangible assets, net                     10,460       11,286
 Cash surrender value of life insurance           72,206       71,535
 Receivable from investment division
  customers                                        8,390        2,223
 Other assets                                     47,564       37,276
                                               ----------   ----------
 Totals                                       $5,471,370   $5,315,869
                                             ============ ============

Liabilities and Stockholders' Equity
 Deposits:
   Noninterest bearing                        $  726,988   $  683,245
   Interest bearing                            3,348,548    3,251,478
                                             ------------ ------------
 Total deposits                                4,075,536    3,934,723
 Federal funds purchased and securities
  sold under repurchase agreements               420,728      379,114
 Treasury, tax and loan accounts                       -        2,217
 Accrued expenses and other liabilities           55,791       43,861
 Payable for securities purchased for
  investment division customers                    8,380        2,223
 Short-term borrowings                            47,500       30,500
 Long-term debt                                  330,600      393,688
                                             ------------ ------------
 Total liabilities                             4,938,535    4,786,326

 Common stock, $1 par; 27,500,000 shares
  authorized at both March 31, 2005 and
  December 31, 2004; 17,012,920 and
  16,998,918 shares outstanding at
  March 31, 2005 and December 31, 2004,
  respectively                                    17,013       16,999
 Additional paid-in capital                      340,947      340,161
 Retained earnings                               182,960      173,345
 Accumulated other comprehensive loss,
  net of tax                                      (8,085)        (962)
                                             ------------ ------------
 Total stockholders' equity                      532,835      529,543
                                             ------------ ------------
 Totals                                       $5,471,370   $5,315,869
                                             ============ ============


           Alabama National BanCorporation and Subsidiaries
            Consolidated Statements of Income (Unaudited)
            ---------------------------------------------
                (In thousands, except per share data)

                                                  For the three months
                                                    ended March 31,
                                                  --------------------
                                                      2005      2004
                                                  ----------- --------

Interest income:
 Interest and fees on loans and leases                55,166  $40,213
 Interest on securities                               12,102    8,755
 Interest on deposits in other banks                      48       11
 Interest on trading securities                            4       18
 Interest on federal funds sold and securities
  purchased under resell agreements                      524      133
                                                  ----------- --------
Total interest income                                 67,844   49,130

Interest expense:
 Interest on deposits                                 14,858   10,216
 Interest on federal funds purchased and
  securities sold under repurchase agreements          2,368      997
 Interest on short-term borrowings                       406      294
 Interest on long-term debt                            3,307    2,953
                                                  ----------- --------
Total interest expense                                20,939   14,460
                                                  ----------- --------
Net interest income                                   46,905   34,670
Provision for loan and lease losses                    1,544    1,228
                                                  ----------- --------
Net interest income after provision
 for loan and lease losses                            45,361   33,442

Noninterest income:
 Securities gains                                         72        -
 Gain (loss) on disposition of assets                    428      (20)
 Service charges on deposit accounts                   3,930    3,811
 Investment services income                            1,145    3,907
 Securities brokerage and trust income                 4,521    4,099
 Gain on sale of mortgages                             2,670    2,542
 Bank owned life insurance                               654      727
 Insurance commissions                                   795      958
 Other                                                 2,568    1,616
                                                  ----------- --------
Total noninterest income                              16,783   17,640

Noninterest expense:
 Salaries and employee benefits                       20,453   17,679
 Commission based compensation                         3,494    4,765
 Occupancy and equipment expenses                      4,139    3,498
 Amortization of intangibles                             825      482
 Other                                                 9,750    7,747
                                                  ----------- --------
Total noninterest expense                             38,661   34,171
                                                  ----------- --------

Income before provision for income taxes              23,483   16,911
Provision for income taxes                             8,003    5,604
                                                  ----------- --------
Net income                                          $ 15,480  $11,307
                                                  =========== ========

Net income per common share (basic)                 $    .90  $   .81
                                                  =========== ========

Weighted average common shares outstanding (basic)    17,151   13,927
                                                  =========== ========

Net income per common share (diluted)               $    .89  $   .80
                                                  =========== ========

Weighted average common and common equivalent
 shares outstanding (diluted)                         17,384   14,171
                                                 =========== ========


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Three Months 03/31/05
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                   $3,593,014  $55,297    6.24%
   Securities:
    Taxable                                1,122,456   11,541    4.17
    Tax exempt                                55,234      850    6.24
   Cash balances in other banks               14,369       48    1.35
   Funds sold                                 87,935      524    2.42
   Trading account securities                    311        4    5.22
                                          ----------- --------
       Total earning assets (2)            4,873,319   68,264    5.68
                                          ----------- --------
 Cash and due from banks                      82,775
 Premises and equipment                      100,578
 Other assets                                356,351
 Allowance for loan and lease losses         (47,317)
                                           ----------
        Total assets                      $5,365,706
                                          ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  875,630  $ 2,544    1.18
   Savings deposits                          891,190    2,638    1.20
   Time deposits                           1,498,534    9,676    2.62
   Funds purchased                           425,560    2,368    2.26
   Other short-term borrowings                46,127      406    3.57
   Long-term debt                            369,259    3,307    3.63
                                          ----------- --------
        Total interest-bearing
         liabilities                       4,106,300   20,939    2.07
                                          ----------- --------
 Demand deposits                             674,369
 Accrued interest and other liabilities       49,701
 Stockholders' equity                        535,336
                                          -----------
     Total liabilities and stockholders'
      equity                              $5,365,706
                                          ===========

 Net interest spread                                             3.61%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     47,325    3.94%
                                                               =======
 Tax equivalent adjustment (2)                            420
                                                      --------
 Net interest income/margin                           $46,905    3.90%
                                                      ======== =======

                                              Three Months 03/31/04
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                   $2,869,524  $40,309    5.65%
   Securities:
    Taxable                                  877,729    8,297    3.80
    Tax exempt                                42,676      694    6.54
   Cash balances in other banks                5,478       11    0.81
   Funds sold                                 50,783      133    1.05
   Trading account securities                  1,805       18    4.01
                                          ----------- --------
       Total earning assets (2)            3,847,995   49,462    5.17
                                          ----------- --------
 Cash and due from banks                      69,186
 Premises and equipment                       79,857
 Other assets                                236,017
 Allowance for loan and lease losses         (39,156)
                                           ----------
        Total assets                      $4,193,899
                                          ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  605,349  $ 1,109    0.74
   Savings deposits                          592,100    1,235    0.84
   Time deposits                           1,353,355    7,872    2.34
   Funds purchased                           385,256      997    1.04
   Other short-term borrowings                72,410      294    1.63
   Long-term debt                            351,392    2,953    3.38
                                          ----------- --------
        Total interest-bearing
         liabilities                       3,359,862   14,460    1.73
                                          ----------- --------
 Demand deposits                             448,744
 Accrued interest and other liabilities       38,118
 Stockholders' equity                        347,175
                                          -----------
     Total liabilities and stockholders'
      equity                              $4,193,899
                                          ===========

 Net interest spread                                             3.44%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     35,002    3.66%
                                                               =======
 Tax equivalent adjustment (2)                            332
                                                      --------
 Net interest income/margin                           $34,670    3.62%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Three Months 03/31/05
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                   $3,593,014  $55,297    6.24%
   Securities:
    Taxable                                1,122,456   11,541    4.17
    Tax exempt                                55,234      850    6.24
   Cash balances in other banks               14,369       48    1.35
   Funds sold                                 87,935      524    2.42
   Trading account securities                    311        4    5.22
                                          ----------- --------
       Total earning assets (2)            4,873,319   68,264    5.68
                                          ----------- --------
 Cash and due from banks                      82,775
 Premises and equipment                      100,578
 Other assets                                356,351
 Allowance for loan and lease losses         (47,317)
                                          -----------
        Total assets                      $5,365,706
                                          ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  875,630  $ 2,544    1.18
   Savings deposits                          891,190    2,638    1.20
   Time deposits                           1,498,534    9,676    2.62
   Funds purchased                           425,560    2,368    2.26
   Other short-term borrowings                46,127      406    3.57
   Long-term debt                            369,259    3,307    3.63
                                          ----------- --------
        Total interest-bearing
         liabilities                       4,106,300   20,939    2.07
                                          ----------- --------
 Demand deposits                             674,369
 Accrued interest and other liabilities       49,701
 Stockholders' equity                        535,336
                                          -----------
     Total liabilities and stockholders'
      equity                              $5,365,706
                                          ===========

 Net interest spread                                             3.61%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     47,325    3.94%
                                                               =======
 Tax equivalent adjustment (2)                            420
                                                      --------
 Net interest income/margin                           $46,905    3.90%
                                                      ======== =======

                                              Three Months 12/31/04
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
Assets:
 Earning assets:
   Loans and leases (1)                   $3,467,225  $51,973    5.96%
   Securities:
    Taxable                                1,108,835   11,194    4.02
    Tax exempt                                58,249      885    6.04
   Cash balances in other banks                6,255       19    1.21
   Funds sold                                 97,515      447    1.82
   Trading account securities                  1,020       11    4.29
                                          ----------- --------
       Total earning assets (2)            4,739,099   64,529    5.42
                                          ----------- --------
 Cash and due from banks                     149,266
 Premises and equipment                       96,893
 Other assets                                280,773
 Allowance for loan and lease losses         (46,401)
                                          -----------
        Total assets                      $5,219,630
                                          ===========

Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  804,670  $ 1,870    0.92
   Savings deposits                          853,405    2,193    1.02
   Time deposits                           1,457,029    8,882    2.43
   Funds purchased                           435,093    1,991    1.82
   Other short-term borrowings                38,858      262    2.68
   Long-term debt                            398,198    3,555    3.55
                                          ----------- --------
        Total interest-bearing
         liabilities                       3,987,253   18,753    1.87
                                          ----------- --------
 Demand deposits                             636,073
 Accrued interest and other liabilities       68,074
 Stockholders' equity                        528,229
                                          -----------
     Total liabilities and stockholders'
      equity                              $5,219,630
                                          ===========

 Net interest spread                                             3.55%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     45,776    3.84%
                                                               =======
 Tax equivalent adjustment (2)                            442
                                                      --------
 Net interest income/margin                           $45,334    3.81%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.




    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650